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                                                                    EXHIBIT 99.2

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THOMPSON STREETEVENTS(TM)

CONFERENCE CALL TRANSCRIPT

SORC - Q3 2005 SOURCE INTERLINK COMPANY EARNINGS CONFERENCE CALL

EVENT DATE/TIME: DEC. 09. 2004 / 4:30PM ET

Event Duration: N/A


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CORPORATE PARTICIPANTS

 TODD FROMER
 KCSA Worldwide - Host

 LESLIE FLEGEL
 Source Interlink - Chairman and CEO

 MARC FIERMAN
 Source Interlink - CFO

 JIM GILLIS
 Source Interlink - President



CONFERENCE CALL PARTICIPANTS

 MICHAEL ROSSLER
 CJS Securities - Analyst

 DAVE SIRMAN
 Halpern Capital - Analyst

 ROBERT SCOLOFF
 Sidoti and Company - Analyst

 CHARLIE CHIN
 Needham & Company - Analyst

 RICHARD KIME
 Kensington Management Company - Analyst


PRESENTATION



OPERATOR


 Good afternoon, ladies and gentlemen, and welcome to your Source Interlink third quarter earnings conference call. At this time, all participants have been placed in a listen only mode and the floor will be opened for questions following today's presentation. It is now my pleasure to turn the floor over to your host, Todd Fromer. Sir, the floor is yours.


 TODD FROMER  - KCSA WORLDWIDE - HOST


 Thank you and thank you all for joining us this afternoon for the Source Interlink third quarter earnings conference call. Before we begin I'd like to remind everyone that some of the information in this conference call may contain forward-looking statements within the meaning of Federal security laws. When used on this call, words such as anticipates, may, will, believes, intends, expects and similar expressions are intended to identify forward-looking statements.

Because such forward-looking statements involve certain risks and uncertainties, actual results and timing of events could differ on a material basis from those discussed herein. Factors that could cause or contribute to such differences include, but are not limited to, the risks and uncertainties as discussed in reports previously and subsequently filed by the Company with the Securities and Exchange Commission. And now I would like to turn the call over to Leslie Flegel, Source Interlink Chairman and CEO. Leslie, the floor is yours.


 LESLIE FLEGEL  - SOURCE INTERLINK - CHAIRMAN AND CEO


 Thank you, Todd. Good afternoon. Third quarter results produced record performances in magazine distribution and rebate management and information; a very strong performance in wood manufacturing; and a disappointing result in wire manufacturing. This is a soft sales year for front end wire fixtures in a three-year cycle. Sales were off by $5 million in our In-Store Services division compared to last year; and pretax profit was off on more than $3 million.

The wire business, which was profitable in the quarter, has not lost any significant major customers to competition; and fourth quarter sales and profits this year should see substantial improvement as compared to the corresponding quarter last year.


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We anticipate a much improved performance in this division next year and here's why. Kmart who has been dormant for the last three years plans new check out fixtures in 2005. Winn-Dixie and other major chains are up for a new cycle and our new retailer relationships created through the PROMAG acquisition positions us for potentially the strongest performance in In-Store Services in several years.

The future of this Company, however, is not about wire manufacturing. It is about supply-side logistic management and distribution and home entertainment content business.

Front end management and the fact that we make many of the fixtures for North American retailers means that not much can happen at the checkout without our involvement. Rebate management further strengthens our rule as an influence at this critical marketing area of the store. This all clearly positions Source Interlink to maximize its relevancy to retailers and vendors through utilization of its products and services.

Magazine distribution continues to grow in sales, margins and profits. Sales increased 10 percent, margins increased 1.8 percent and pretax profit increased 31 percent compared to what was a very strong third quarter last year.

Our magazine division made 8 percent pretax profit in the quarter and that is essentially unheard of in magazine distribution in this country. Our mainstream magazine distribution business is now at an annual run rate of approximately $40 million annually. Based on our initial rollout, we are now convinced our margins and profits in this market will be consistent with the performance of our traditional magazine business in the specialty market.

We are now well past the launch stage and are fully committed to expansion and the mainstream magazine business. Our acquisition of Empire has gone very well and we will continue to look for additional acquisitions like Empire.

The in-store components of magazine rebates and information had by far their most profitable quarter in the Company's history. This is due in part to the PROMAG acquisition and the further expansion of our information business. Huck, our custom Wood Manufacturing company, has continued its strong turnaround this year and once again made about $1 million pretax profit in the quarter.

I will now turn the call over to Marc Fierman who will provide more detailed financial information. Marc.


 MARC FIERMAN  - SOURCE INTERLINK - CFO


 Thanks, Leslie. Compared to third quarter last year consolidated revenue increased 4.1 percent to $96 million from $92.2 million. And for the nine-month period increased by .6 percent to $273.2 million from $258.7 million. Third-quarter revenue in the Magazine Fulfillment division increased 10.5 percent to $75.2 million from $68.1 million.

And for the nine months increased 8.6 percent to $214.7 million from $197.7 million.

Third-quarter revenue for In-Store Services decreased 19.5 percent to (technical difficulty) million from $17.4 million and for the nine months decreased 13.7 percent to $40 million from $46.4 million.

The decrease in in-store service revenue is entirely attributable to wire manufacturing revenue, which was down approximately $10 million for the nine-month period and down approximately $5 million for the third quarter compared to the same period last year.

Third-quarter revenue for Wood Manufacturing improved slightly to $68 million, Huck's $6.8 million, from $6.7 million and for the nine months increased 26.2 percent to $18.4 million from $14.6 million. Consolidated gross profit in the third quarter increased $1.5 million or 6 percent to $26.4 million and for the nine months increased $4.7 million or 6.8 percent to $73.4 million.

Gross profit margins in the third quarter Magazine Fulfillment In-Store Services and Wood Manufacturing were 25.4 percent, 43.2 percent, and 18.7 percent, respectively, compared to the same period last year of 23.6 percent, 45.3 percent, and 14.6 percent, respectively.

Consolidated SG&A expenses in the third quarter increased 8.5 percent to 14.1 million and for the nine months increased 2.8 percent to $40.9 million. Consolidated SG&A expenses in the third quarter as a percentage of sales increased to 14.7 percent from 14.1 percent for the comparable quarter last year. Consolidated SG&A expenses for the nine-month period as a percentage of sales declined to 15 percent from 15.4 percent for the comparable period last year.

Compared to third quarter last year, consolidated operating income including shared services decreased 9.7 percent to $6.7 million. Excluding relocation expenses, operating income for the nine-month period increased 8.1 percent to $17.2 million. Third-quarter operating margins from Magazine Fulfillment, In-Store Services, and Wood Manufacturing were 7.8 percent, 27.8 percent, and
14.2 percent, respectively, compared to third quarter of the prior year of 6.6 percent, 33.5 percent, and 9.8 percent, respectively.

Consolidated operating margins for the third quarter including shared services decreased to 7 percent from 8 percent. The decrease again is directly attributable to the weakness of Wire Manufacturing, a component of the In-Store segment.


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For the nine months before relocation expenses consolidated operating margins increased to 6.3 percent from 6.2 percent. Pretax income for the third quarter excluding a prior year refinance charge decreased 3.7 percent to 6.4 million as for the nine months, pretax income before refinancing charges and relocation expenses increased 21.1 percent to 16.3 million.

Current year refinancing charges and relocation expenses occurring during the first quarter amounted to $1.5 and $1.6 million dollars, respectively; prior year refinancing charges and relocation charges amounted to $865,000 and $1.7 million respectively. Third-quarter earnings per share is 18 cents on net income of $4.4 million, calculated on 24.9 million diluted shares and a 32 percent effective tax rate.

This compares to 20 cents per share on $4 million of net income for the same period last year on a GAAP basis and 23 cents per share on net income of $4.7 million when refinancing costs are excluded. That was calculated on 20.3 million diluted shares and a 29 percent effective tax rate.

Bank debt at October 31st, 2004, was approximately $20.7 million under the revolver and $9.8 million under the installment loan. Interest expense for the quarter was $442,000. Earnings before interest taxes, depreciation and amortization and relocation charges for the nine-month period increased 9.8 percent to $21.1 million and decreased 2.9 percent during the third quarter to $8.2 million.

Cash used by operating activities in the third quarter amounted to $18 million. That deficit was impacted by the following.

The Company continued to leverage cash as a cost-effective way to offer improved terms to its suppliers and customers in order to improve our margins in the Magazine Fulfillment segment. Cash was also utilized to fund working capital and newly required businesses. We are also funding our initial penetration into the mainstream magazine market where the payout scan model is beginning to gain acceptance.

The result of the strategy is that since the end of the second quarter, accounts payable were reduced by $12 million and accounts receivable increased by $9 million. Third-quarter Magazine Fulfillment gross profit margins increased by
7.6 percent to 25.4 million from 23.6 million compared to the third quarter of last year or approximately $1.4 million of gross profit on revenue of $75.2 million.

The cost of leveraging cash during the quarter was approximately $200,000 at our incremental borrowing cost.

Our initial guidance on cash flow was not based on the strategy which will negatively affect operating a free cash flow for the year as a whole. We expect cash flow from operations to normalize during the fourth quarter which has historically been our strongest but we will continue to leverage cash as opportunities appear.

Capital expenditures during the third quarter were $900,000 and $4.1 million for the nine-month period. During August 2004, the Company completed the acquisition of the RDA Claiming contracts and other related items if PROMAG Retail Services LLC, for approximately $13.2 million. The purchase was financed primarily through a $10 million installment loan from our bank.

On Sept. 26, 2004, the Company acquired substantially all the assets and assumed the liabilities of Empire State News Corp., a magazine wholesaler in northwest New York State for approximately $5 million. We anticipate their operations will be fully integrated into our distribution infrastructure in March 2005.

We have been pleased with the result so far in both approving the quality of the service we provide our customers in New York through increased distribution and our ability to leverage financial performance by integrating many of the selling and administrative functions into our existing infrastructure. As we integrate the pick and pack operations into our Harrisburg, Pennsylvania location and the order regulation function into our Bonita Springs, Florida location, we will have a much reduced operational presence in Buffalo, NY.

I would now like to introduce Jim Gillis, President of Source Interlink Companies. Jim.


 JIM GILLIS  - SOURCE INTERLINK - PRESIDENT


 Thanks, Marc. In the third quarter we acquired the magazine rebate information businesses of PROMAG Retail Services. PROMAG is an independent marketing company that provides RDA (ph) services to nearly 200 retail chains including Safeway, Albertson's, Smith's Food and Drugs, and many more.

This deal expands our presence on the West Coast with 10,000 new stores that, traditionally, Source not done business with and where we can market magazines, front end displays, point of purchase wood equipment and DVDs.

In the third quarter, we have strengthened our position in both the mainstream and specialty magazine markets. In the specialty markets, we have signed a multiyear distribution contract with Barnes & Noble. Single copy magazine sales growth at B&N has outperformed the industry as a whole, because of the inherent efficiencies of our model and our ability to reduce waste or returns.

Source also announced an exclusive distribution agreement with Primedia, a major publisher of more than 120 specialty magazines to distribute all their titles to bookstores in the United States. This


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doubles the size of the previous Source Primedia agreement and is effective in the current fourth quarter.

In the mainstream market, we increased our distribution from 581 mainstream stores in the second quarter to approximately 2,000 stores this quarter. Of the total number of stores now serviced, more than 100 are Target stores.

Our Company has demonstrated its ability to grow both organically and through strategic transactions as proven in the Empire News model. This expanding operating platform provides added value to our broad-based retail base. By serving as a one-stop shop we enhance our ability to increase sales and leverage profits.

In the case of Empire postacquisition and under Source management, we have increased distribution by 400,000 copies this quarter while reducing operating expenses by $100,000.

The change in the management structure at Huck has proved to be very successful. Year-to-date, revenue was up over 25 percent. Source will implement the same management and personnel structure at all wire facilities effective January 1, 2005. Design and management will be in-house at the corporate office headquarters in Bonita Springs under the direction of one manufacturing executive.

One place we see immediate growth for wire manufacturing is the add-on DVD displays needed for the checkout business we are establishing coast to coast. In conjunction with the Alliance merger, we have identified retailers on the Source system that would or could handle DVD sales.

These retailers currently have 150,000 checkout locations which translates into an opportunity of over 1 million DVD pockets. We have already made substantial progress in that two chains will be introducing DVDs at the checkout early next year. The installation process begins January 5th '05 with orders already placed exceeding 20,000 pockets through February '05. The retail response has been so positive that we have amended our business plan to target customers where we have current magazine distribution business to allow us to ship products together as well as to stores where we have in-store service.

Our new board director, Ari Emanuel, and his staff at Endeavor have proven extremely helpful in developing various marketing concepts, including rebates to DVD equipment manufacturers tied into the sales of Source distributed DVDs at the checkout as well as marketing allowances for tagging checkouts that Endeavor product company might sponsor.

Source Interlink Company's annual sales meetings are set at our corporate office for the entire next week. Product managers, publishers, international distributors, consumer product companies, DVD presentations will set the stage and priorities for our next year. And now back to you, Leslie.


 LESLIE FLEGEL  - SOURCE INTERLINK - CHAIRMAN AND CEO


 Thank you, Jim. While we hope to close the Alliance transaction early next year, we have aggressively proceeded with our marketing plan for checkout distribution as mentioned by Jim. We have come to learn there is a substantial opportunity to secure total store business for our portfolio of products in grocery stores and other mass market outlets. There are a very limited number of value added providers of home entertainment content products that have retailing industry.

In fact, we know of no other company that can distribute magazines, books, music and DVDs, provide in-store service, build fixtures in-house, track sales to the scan data and effectively operate the scan based trading. Our core combined businesses should be able to further leverage shipping costs lower than any other provider. Our magazine division produces a magnitude of profits realized in the third quarter because we have a unique and effective model for distribution no one else has. And we have established that it is transportable. Alliance essentially has the same model.

Combined, we should benefit from even greater efficiencies. Imagine the ability to ship magazines and DVDs together to the same store. The Empire transaction provided us with an opportunity to test our model in a traditional market. The seamless transition and initial success surprised even us.

It is for that reason we will now be in the market for similar opportunities. At the closing of the Alliance transaction, we anticipate having more than $150 million in available capital for such purposes. As Marc mentioned, we will not be shy about using money to create better deals and improve margins. Margins are permanent and they help us make the cash back that we used in the first place to improve profits.

Since our acquisition of Interlink, we have improved margins by more than 5 percent. That equates to approximately $15 million per year in additional profit contributions. Alliance gross margin should improve as well. Our launch into mainstream business will be based on new market development which creates the capacity to negotiate better terms at the outset.

Operating margins for both Source and Alliance should improve because of operating synergies and leverage cost savings measures.

The following is our strategic plan for next year. Secure as much DVD real estate at the checkout in a short time as possible. Organically expand magazine distribution aggressively. Look to acquire additional magazine distribution companies that are a


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strategic fit. Improve our wire manufacturing operation and develop combined cost savings in the Alliance transaction.

While we are only one month into the fourth quarter, the pro forma for the combined company for fourth quarter '05 is anticipated to have EBITDA in a range of $18 to $22 million. We cannot give more specific guidance at this time for next year because we do not know precisely when the transaction will close nor do we quite yet know how quickly and to what extent expansion into new markets will take place.

I will now open the floor for questions.


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QUESTION AND ANSWER



OPERATOR


 (OPERATOR INSTRUCTIONS) Michael Roesler, CJS Securities.


 MICHAEL ROSSLER  - CJS SECURITIES - ANALYST


 If we could just focus on the magazine business for just a little bit. You mentioned 40 million in annual revenue at this point. Can you tell us what the contribution through the first nine months was?


 LESLIE FLEGEL  - SOURCE INTERLINK - CHAIRMAN AND CEO


 In terms of earnings or sales?


 MICHAEL ROSSLER  - CJS SECURITIES - ANALYST


 Just that revenue from mainstream.


 LESLIE FLEGEL  - SOURCE INTERLINK - CHAIRMAN AND CEO


 Very minor because most of it as -- we started off with early in the year into second quarter with convenience stores; and we only had a handful of targets which are the big volume accounts. And we hadn't acquired the Empire business yet.

So the Empire, we only got one month into third quarter of the Empire business. And the expansion of the 77 Targets took place on November 19th. So I would say just a couple of billion (ph) dollars.


 MICHAEL ROSSLER  - CJS SECURITIES - ANALYST


 When you talk about a permanent improvement in pricing and how you mentioned margins being sustainable from this point. How does that play into what you and Alliance and their service capability, how does that address your further penetration into the mainstream market?


 LESLIE FLEGEL  - SOURCE INTERLINK - CHAIRMAN AND CEO


 Well, the more services we can provide, one of the questions from retailers when we go to talk to them is if they are a large volume retailer, can you provide service. So our ability, first of all, our experience with Target which is a big volume retailer and some of the other retailers that we have picked up through the Empire transaction has proven conclusively that at least in those stores that we can in fact do that.

It is a huge marketing factor for us because the retailers, generally, not only don't mind receiving magazines from FedEx, they basically like it. As it turns out they get a lot of product from FedEx. It is dependable and they like it and they're used to it.

So our methodology of getting magazines from point A to point B is really no problem. The only question there ever was in our mind or the retailers' mind is, can we provide adequate service where it was needed? And what the cost would be, would we be able to do it profitably? The answer now is, at least thus far in the game, is a resounding yes, we can.


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And so it is giving confidence to retailers. We just picked up a chain called
Wide Hand Pantry which gave us eight stores to start out with. Just give us another 200 stores this last week. So that is a great indication that they like what we're doing.

Now in many of the cases with the smaller volume stores we're not giving service and that was part of the deal. They like handling the magazine; their sales are up; and our profits are great in those stores so this system is working well for us.


 MICHAEL ROSSLER  - CJS SECURITIES - ANALYST


 And when the pricing, just purely from the -- on the publishers or you are also starting to generate some based on the volume and the magazine business to get that on your shipping costs as well?


 LESLIE FLEGEL  - SOURCE INTERLINK - CHAIRMAN AND CEO


 The margins are coming from improved pricing, because we've negotiated deals with a number of the suppliers to bring down their payable time. It sets a precedent but they are very interested in setting and so we were able to negotiate better pricing there. We have been able to negotiate better freight. Our freight costs are coming down all the time as we are adding more business.

So that is helping out our margins and just, we have been able to consolidate operations which is, also, it's helping out our operating margins, which is one of the reasons that we reached 8 percent, almost 8 percent, in operating profit and about 8 percent in pretax profit. Which, I can tell you having been around the magazine business for many years, this is an astounding number in this business.

Very -- and over 25 percent gross profit. I would estimate we probably without knowing for sure is as high a gross margin as any distributor has had for a long time.


 MICHAEL ROSSLER  - CJS SECURITIES - ANALYST


 The final question for now in terms of cash flow and maybe from Marc. Is the use of cash flow in this quarter obviously to get better pricing? Is this a onetime event or how do we start to think about cash flow going forward? And how much is going to be used for purchases ahead of time to get the better pricing?


 LESLIE FLEGEL  - SOURCE INTERLINK - CHAIRMAN AND CEO


 Let me answer that question. It is a one-time event. It is bringing a publisher down as an average, as an example from 60 days to 30 days. The reason that we like it so much is it's a onetime infusion of cash. But gives us a permanent price at least over the next few years. So that was a good deal to make because we will make that money back pretty quickly. So no, it is not something that we will -- we'll do it if the opportunity presents itself because it is smart.

Marc told you that we made, because of the increased margins, we made $1.4 million additional profit in the third quarter. Because our margins were up 1.8 percent on 75 million in sales. And the cost of the money to do that was about $200,000.

And that will diminish because now that those profits are coming in, that money will start coming in and reduce the -- improve the cash flow. In addition to that, we did have to fund growth. I mean our receivables are up $9 million. Moving into scan based trading requires a funding, some additional funding but it is a very good marketing ploy. We like it and it is another way, frankly, we can negotiate better pricing at the retailer level. Because we are taking a risk we're comfortable with scan-based training but on the other hand, we are able to get better pricing. So if we can manage that properly that improves our profits as well.


OPERATOR


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 Sirman Sirman of Halpern Capital.


 DAVE SIRMAN  - HALPERN CAPITAL - ANALYST


 It's Dave. Just love to drill down on a couple of the divisional issues. Can you give us some insight into what you think you can do to kind of rebuild the momentum that In-store used to have? It seems like it's been slipping a little bit here; and in other words a slipped order into Q4 and I know you expect Kmart to come back in 2005 but can you give us a better sense of where you see that business in 2005?


 LESLIE FLEGEL  - SOURCE INTERLINK - CHAIRMAN AND CEO


 Jim Gillis, you want to answer that?


 JIM GILLIS  - SOURCE INTERLINK - PRESIDENT


 Yes. We are really being aggressive with making new displays for the DVDs. But we're focusing more on checkout racks, over the last couple of months, six months really. We've tried to get back more into the the POP business meaning other than just checkout displays and that, in conjunction with the retailers' timing not being perfect, once again, this three-year window sometimes it's 38 months, sometimes is 33 months. We've tried to augment factory orders by putting metal type of displays in the pipeline and not being necessarily checkout displays.

And it was just incredibly inefficient. That's why I said beginning January 1, we're going back to our corners and just manufacturing front-end products and/or products that we need to use for our products on the front end and we are looking for a very strong year next year because our good three-year cycle starts January 1.

We've promoted one executive that took over Huck last year which will run both manufacturing and wood; and we think those efficiencies will bring us back into lines of the type of margins the used to enjoy.


 DAVE SIRMAN  - HALPERN CAPITAL - ANALYST


 What kind of visibility do you have at this point into the CapEx from your customer base turning up in the next six months? That these guys -- that the ones who are overdue to upgrade and install new racks -- .


 LESLIE FLEGEL  - SOURCE INTERLINK - CHAIRMAN AND CEO


 Well they don't -- essentially the retailers don't pay for the fixtures. The vendors do. So they don't have a CapEx issue with that. It's more an (MULTIPLE SPEAKERS) a profit center for them.

So that the chains generally more often than not like to put new fixtures in the store because it not only doesn't cost them something it gives them a profit of just placing the fixture.

With the consolidation of the grocery industry and the drugstore industry, a lot of things changed as far as dates of when you get to redo a whole chain. They just don't do 10 stores at a time.

So when CVS picks up the Eckerd stores and Eckerd was due for a remodel, it will go on to CVS's program which is another year out. That is a huge hit with 3,000 stores. It is still our account, we still get to make 3,000 stores. We don't get to make them in August. We've got to make them next March.


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 DAVE SIRMAN  - HALPERN CAPITAL - ANALYST


 I see. Shifting gears, moving over to the Magazine Fulfillment segment, the distribution. I know that you guys have been very focused all year in migrating from there into the mainstream and, obviously, Target is a nice win to have.

Can you give us any sort of update on how you expect 2005 to play out in terms of any penetration in the space?


 LESLIE FLEGEL  - SOURCE INTERLINK - CHAIRMAN AND CEO


 Yes. We have -- one of the benefits of the Empire transaction as Marc stated, we paid $5 million for that company; and it is turning out to be a very wise move indeed. One of the benefits not only is the profits we are going to make out of that market because it is profitable already and we haven't fully converted it over. Which will happen in January to the Source system being supplied completely out of Harrisburg.

But a benefit is the number of change we picked up that we are now a service agent to. Walgreens and these are all our clients and our other businesses but you have Walgreens, CVS Drug, Eckerd, Wegman's Grocery. And so our opportunity to be a registered vendor with them, and doing business with them, and those chains that comprise approximately the 1,000 stores that we picked up in this transaction have, in total, about 30,000 stores in their system. And they are all people we know well. We are going to aggressively go after that business this year.


 DAVE SIRMAN  - HALPERN CAPITAL - ANALYST


 Has that deal closed yet? I didn't catch what you have mentioned at the time.


 LESLIE FLEGEL  - SOURCE INTERLINK - CHAIRMAN AND CEO


 Yes it did close. We operated one month in the third quarter, the month of October.


 DAVE SIRMAN  - HALPERN CAPITAL - ANALYST


 Okay. I will jump back into the queue. Thank you.


OPERATOR


 Robert Scoloff (ph) of Sidoti and Company.


 ROBERT SCOLOFF  - SIDOTI AND COMPANY - ANALYST


 The main question I have, I see (indiscernible) and freight went up that I understand that the revenue in the distribution business went up. But it seems to me that it went up more as a percent of the magazine distribution revenue. So I just kind of wanted to get a little insight into that?


 LESLIE FLEGEL  - SOURCE INTERLINK - CHAIRMAN AND CEO


 That's relative to the freight that we're shipping into the mainstream market, Rob, because there were some new zipcodes that we went into to service that market; and the freight is higher to do that than in our traditional market because that has always been sort of where the -- in the Barnes & Noble and Borders and those stores. We are shipping enormous volume everyday to those ZIP codes.


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So until we feel in the gaps a little bit on a percentage basis, the freight will go up a little bit.


 ROBERT SCOLOFF  - SIDOTI AND COMPANY - ANALYST


 Okay now I guess you're kind of thinking forward with the acquisition -- or I'm sorry the merger. Are there going to be any service? Or is there any service that would be required for the DVD and CD distribution?


 LESLIE FLEGEL  - SOURCE INTERLINK - CHAIRMAN AND CEO


 Yes, absolutely. And the service at the one major chain we picked up that we are launching as Jim mentioned early January. Service is a component of that. But but Alliance does have a service element to their company. They service the Meier stores in Michigan as an example and provide service. And they have a very well-run service organization. We are -- one of the things that Jim mentioned is we're going to try to pursue magazine business where that service is because the service elements are already in the store.

So there is going to be some elements of filling in as we're going forward here. But, overall, and when you look at even with the freight going up a little bit in the third quarter, the results of 8 percent pretax profits still show you that it's doing very well.


 ROBERT SCOLOFF  - SIDOTI AND COMPANY - ANALYST


 Sure, sure. I have one other question. Marc, I think, gave some numbers referring to debt. To the debt levels. And I know that I believe that Alliance has, roughly, I think 20, 25 million or so of debt. Where -- I mean, you have the capability of taking on more debt and making acquisitions. Could you ever see any sort of any need for an equity offering or anything to that effect?


 LESLIE FLEGEL  - SOURCE INTERLINK - CHAIRMAN AND CEO


 First of all, Alliance had that at the time we announced the deal. Currently they have no debt. And our debt ramped up because of the deals we made, including some acquisitions and some acquisition costs and some of the other things that we did. We expect our debt to be down appreciably by the end of the fiscal year.

Having said that, we will have plenty of capital available in through our lines of credit. Like I mentioned it dissipates (ph) somewhere in the ballpark of $150 million of availability when we actually in effect close the deal. So, therefore, I don't anticipate any need for us to do an equity offering in the near future with the exception of the fact that at some point in time, potential of doing an offering to liquidate some of these type of stock. If they so choose.


 ROBERT SCOLOFF  - SIDOTI AND COMPANY - ANALYST


 Thank you very much.


OPERATOR


 Andrew Jeffrey of Needham & Company.


 CHARLIE CHIN  - NEEDHAM & COMPANY - ANALYST


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 Charlie Chin for Andrew Jeffrey. The question on -- any potential for impact from this Kmart Sears merger on what your expectations are from Kmart in 2005?


 LESLIE FLEGEL  - SOURCE INTERLINK - CHAIRMAN AND CEO


 Well, it's very well for us in more ways than one. First of all Sears is a customer of Alliance. Kmart has already given Alliance a 40 store test prior to this merger announcement. So the potential for Alliance to pick up a substantial amount of Kmart's music and DVD business is probably pretty strong.

From a standpoint of the fixture business, we are already -- we have a good relationship with Kmart, obviously, and on top of that, you may or may not know this but Huck was -- our Wood Manufacturing company -- was at one point owned by Kmart. And so there is a relationship there. So we feel that we have a very good chance to start doing work with Sears as well as Kmart and we are pursuing that now as we speak.


UNIDENTIFIED COMPANY REPRESENTATIVE


 We have prototypes, Les, in Sears now on a 6 store test for magazine racks.


 CHARLIE CHIN  - NEEDHAM & COMPANY - ANALYST


 Great. Sort of leads to the next question. Where do see the cross-pollination in the near-term or the more immediate cross-pollination opportunities with Alliance customers where you don't have as much of a presence in magazine distribution?


 LESLIE FLEGEL  - SOURCE INTERLINK - CHAIRMAN AND CEO


 We also think that is a great opportunity. We are talking about that at great length. It just makes sense retailers, essentially, like to deal with fewer companies. Conversely, they generally don't like to deal with just one company either. But they would prefer dealing with one as Jim mentioned one-stop shopping as much as possible.

We have a meeting scheduled, as a matter of fact, tomorrow in Coral Springs at the Alliance headquarters to talk about exactly what you just brought up. Ways for us to immediately pursue their client list for magazine sales.


OPERATOR


 Richard Kime (ph) of Kensington Management Group.


 RICHARD KIME  - KENSINGTON MANAGEMENT COMPANY - ANALYST


 Quick question. Most of my questions have been answered. But let's just go to nonrecurring vs. recurring. Now (indiscernible) costs of what you said would be 2 cents for the year in the operating and that would include now -- like you're using an estimate now of 65 to 70 cents for the year ending what? January '05. And I assume that that cost is in that 65 to 70 cents.
Is that correct?


 LESLIE FLEGEL  - SOURCE INTERLINK - CHAIRMAN AND CEO


 That is correct, yes. My original estimate was (indiscernible) cents and then on the last call said that it would be more in the range of 70 cents and I haven't given up on that at all by any means, to be honest with you, but I felt that to be more conservative it would make sense for us to


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use a range of 65 to 70 cents. Sarbanes-Oxley did, has cost us, anticipated about 2 cents more than originally anticipated. I understand that we are not unique in that sense. We do have more -- we sold when I first did the original estimate we sold more shares in the offering than we thought we would; and very frankly, as we mentioned more than once, we are having a disappointing year in our wire manufacturing.

Over $3 million differential in the third quarter in pretax profits, huge number. That between this year and last year. So pretty -- the fact that we are overcoming all of that and still going to be, I think, within reasonable range of our original estimates is a good indication of what the major part of our business is doing. We have to fix wire. You have heard us refer to that but, basically, that is where we are at this point.


 RICHARD KIME  - KENSINGTON MANAGEMENT COMPANY - ANALYST


 Sarbanes-Oxley basically has two costs. One is to gear up to get all of your reporting done in shape to be able to report. The second is an ongoing cost. Are you taking into consideration the ongoing cost now free estimates for next year?


 LESLIE FLEGEL  - SOURCE INTERLINK - CHAIRMAN AND CEO


 Yes this was -- Marc? Do you want to answer that question?


 MARC FIERMAN  - SOURCE INTERLINK - CFO


 Well the question was, are you taking, we are considering the ongoing cost in all of our budgeting going forward. Because we have a much better handle on it. We understand a lot more as to what it means as do the experts who really came into this at the beginning of the year not being experts. So having said that, yes, we do have a factor for ongoing Sarbanes-Oxley requirements and it is in our numbers going forward.


 LESLIE FLEGEL  - SOURCE INTERLINK - CHAIRMAN AND CEO


 Why don't we take two more questions?


OPERATOR


 At this time, there are no further questions coming from the phone lines.


 LESLIE FLEGEL  - SOURCE INTERLINK - CHAIRMAN AND CEO


 Okay good, well, thank you all for your support of our Company. We really are very excited about the prospects for this Company and about the merger with Alliance. On our expansion into the mainstream business and magazine business. We think there are some potential additional acquisitions in that business that might make some sense to us and we are going to look at that. We are anticipating a strong fourth quarter for both companies, by the way. Alliance is having a very strong fourth quarter and a (technical difficulty) great year next year and we will get further updates on next year once we know more and we have definitive agreements. We know the definitive number of shares and all the elements concerned with the mergers. So thank you and we will end the call at this point.


OPERATOR


 Thank you. That does conclude today's teleconference. You may disconnect your lines at this time. Have a wonderful day.


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In connection with the proposed merger between Source Interlink and Alliance
Entertainment Corp. described in this press release, Source Interlink intends to file a registration statement on Form S-4 including a proxy statement/prospectus and other materials with the Securities and Exchange Commission. Investors and security holders are urged to read these materials when they become available because they will contain important information about the merger. Investors and security holders may obtain a free copy of these materials when they become available, as well as other materials filed with the Securities and Exchange Commission concerning Source Interlink at the Securities and Exchange Commission's website, http://www.sec.gov. Source Interlink and its board members and executive officers and other members of management and employees, may be deemed to be participants in the solicitation of proxies from the shareholders of Source Interlink in connection with the merger agreement. Information about the board members and executive officers of Source Interlink and their ownership of Source Interlink shares is set forth in the proxy statement for Source Interlink's 2004 Annual Meeting of Shareholders, which was filed with the Securities and Exchange Commission on May 28, 2004. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement/prospectus when it becomes available.


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